July 13, 2005




Gordon Hamilton
Director
Global Aircraft Solutions
6901 S. Park Avenue
Tucson, AZ 85706


Dear Mr. Hamilton,

This letter is to confirm that the Loan Agreement dated May 5, 2005, among Global Aircraft Solutions, Inc, Hamilton Aerospace Technologies, Inc., and World Jet Corporation as borrowers, and *********Bank as lender, and that the Promissory Note by Global Aircraft Solutions, Inc., Hamilton Aerospace Technologies, Inc. and World Jet Corporation dated May 5, 2005, in favor of ************ Bank as Lender, both closed and became effective as of July 8, 2005.

Sincerely,




Senior Vice President